Supplement to the
Natural Gas Portfolio
April 29, 2017
As Revised January 18, 2018
Summary Prospectus

Effective December 18, 2017, the redemption fee for Natural Gas Portfolio has been removed.

GAS-SUM-18-01 1.9881354.103	January 18, 2018